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                                                                    EXHIBIT 24.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement on Form S-1 of our report dated October 19, 1996, on our audits of the financial statements of ConnectSoft, Inc. We also consent to the reference to our firm under the caption "Experts."

COOPERS & LYBRAND LLP


Seattle, Washington
April 1, 1997